SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                              October 30, 1998


                       GRAPHIC CONTROLS CORPORATION
           (Exact name of registrant as specified in its charter)



          New York                 0-2349               16-0834173
(State or other jurisdiction    (Commission          (I.R.S. Employer
      of incorporation)         File Number)        Identification No.)



           189 Van Rensselaer Street, P.O. Box 1271, Buffalo, NY
            (Address of principal executive offices) (zip code)


                               (716) 853-7500
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)


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Item 5.  Other Events

          On October 30, 1998, stockholders of Graphic Holdings, Inc. ("Graphic Holdings"), the parent company of Graphic Controls Corporation (the "Company"), closed their previously announced sale of Graphic Holdings' stock to a wholly-owned subsidiary of Tyco Group S.a.r.l., a subsidiary of Tyco International Ltd. The Company's $75 million of 12% Senior Subordinated Notes due 2005 remained outstanding on the acquisition date. Noteholders have the right to put their Notes to the Company at a price of 101% during a certain period following a change of control.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

         Exhibit 20       Press Release


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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GRAPHIC CONTROLS CORPORATION



Date: November 2, 1998                  By:  /s/ Anthony W. Borowicz
                                             --------------------------------
                                             Name:  Anthony W. Borowicz
                                             Title:  Vice President - Finance


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                               Exhibit Index


                                                           Sequential Page
Exhibit No.              Description of Exhibit                Number


Exhibit 20               Press Release